Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$0.29	$0.34	$(0.60)	$(0.11)	$(2.43)	$(0.54)	$0.12	$(0.02)
Notable items impact on earnings per share(a)	(0.48)	0.09	(0.72)	(0.19)	(2.14)	(0.48)	0.01	(0.25)
Adjusted diluted net earnings per share(a)	$0.77	$0.25	$0.12	$0.08	$(0.29)	$(0.06)	$0.11	$0.23
Diluted weighted average # of shares outstanding	387.6	387.4	385.8	385.0	378.8	378.8	381.3	379.1

Total Net Sales	$2,521	$1,900	$2,177	$2,753	$2,076	$1,798	$2,045	$2,382
Cost of goods sold	2,055	1,590	1,950	2,473	1,996	1,757	1,788	2,027
Gross Margin	$466	$310	$227	$280	$80	$41	$257	$355
SG&A	90	94	78	78	105	68	95	98
Other operating (income) expense(p) (r)	118	14	391	62	1,170	39	76	159
Operating earnings	$258	$202	$(242)	$140	$(1,195)	$(66)	$86	$98
Interest expense, net	(31)	(47)	(46)	(43)	(47)	(41)	(49)	(43)
Consolidated foreign currency gain/(loss)	(79)	23	21	(54)	31	(214)	34	6
Earnings from consolidated companies before income taxes	145	176	(271)	52	(1,214)	(317)	73	66
Provision for (benefit from) income taxes	33	46	(52)	69	(289)	(133)	(3)	38
Earnings (loss) from consolidated companies	$112	$130	$(219)	$(17)	$(925)	$(184)	$76	$28
Equity in net earnings (loss) of nonconsolidated companies	(1)	—	(11)	(23)	(25)	(20)	(30)	(32)
Less: Net earnings (loss) attributable to noncontrolling interests	(1)	(1)	3	4	(29)	(1)	(1)	2
Net earnings (loss) attributable to Mosaic	$112	$131	$(233)	$(44)	$(921)	$(203)	$47	$(6)
After tax Notable items included in earnings	$(185)	$33	$(277)	$(72)	$(810)	$(182)	$6	$(93)

Gross Margin Rate	18%	16%	10%	10%	4%	2%	13%	15%

Effective Tax Rate (including discrete tax)	23%	26%	19%	133%	24%	42%	(4)%	58%
Discrete Tax benefit (expense)	$(33)	$—	$(10)	$(16)	$(41)	$28	$3	$(2)

Depreciation, Depletion and Amortization	$235	$218	$221	$211	$233	$217	$215	$206
Accretion Expense	$11	$15	$13	$16	$17	$18	$17	$17
Share-Based Compensation Expense	$2	$15	$7	$2	$5	$(10)	$8	$7
Notable Items	$176	$(42)	$347	$69	$1,113	$285	$20	$101
Adjusted EBITDA(b)	$604	$430	$360	$389	$227	$234	$383	$438

Net cash provided by (used in) operating activities	$150	$(176)	$507	$486	$278	$190	$809	$341
Cash paid for interest (net of amount capitalized)	76	11	92	14	86	14	88	8
Cash paid for income taxes (net of refunds)	(48)	94	10	11	(70)	67	(93)	11
Net cash used in investing activities	$(284)	$(329)	$(359)	$(327)	$(347)	$(270)	$(258)	$(267)
Capital expenditures	(289)	(314)	(295)	(322)	(340)	(264)	(258)	(265)
Net cash (used in) provided by financing activities	$(45)	$22	$(143)	$105	$(66)	$698	$(530)	$(219)
Cash dividends paid	(10)	(10)	(19)	(19)	(19)	(19)	(19)	(19)
Effect of exchange rate changes on cash	$(1)	$14	$11	$(24)	$9	$(69)	$(11)	$(2)
Net change in cash and cash equivalents	$(180)	$(469)	$16	$240	$(126)	$549	$10	$(147)

Short-term debt	$12	$168	$94	$88	$42	$1,008	$610	$216
Long-term debt (including current portion)	4,518	4,574	4,585	4,576	4,572	4,572	4,587	4,578
Cash & cash equivalents	848	385	402	641	519	1,069	1,073	923
Net debt	$3,682	$4,357	$4,277	$4,023	$4,095	$4,511	$4,124	$3,871

Segment Contributions (in millions)
Phosphates	$926	$806	$917	$820	$698	$619	$763	$745
Potash	592	504	599	616	395	442	555	464
Mosaic Fertilizantes	969	698	833	1,388	864	731	787	1,140
Corporate and Other(c)	34	(108)	(172)	(71)	119	6	(60)	33
Total net sales	$2,521	$1,900	$2,177	$2,753	$2,076	$1,798	$2,045	$2,382

Phosphates	$83	$44	$(393)	$(70)	$(712)	$(107)	$(59)	$(115)
Potash	149	176	174	148	(452)	94	124	87
Mosaic Fertilizantes	85	27	2	98	5	29	77	144
Corporate and Other(c)	(59)	(45)	(25)	(36)	(36)	(82)	(56)	(18)
Consolidated operating earnings	$258	$202	$(242)	$140	$(1,195)	$(66)	$86	$98

Phosphates(d)	1,876	1,790	2,184	2,194	2,011	1,919	2,235	2,064
Potash(d)	2,301	1,861	2,163	2,321	1,499	1,899	2,559	2,264
Mosaic Fertilizantes	2,108	1,528	2,101	3,424	2,192	2,077	2,558	3,588
Corporate and Other	438	249	333	348	538	223	501	648
Total finished product tonnes sold ('000 tonnes)	6,723	5,428	6,781	8,287	6,240	6,118	7,853	8,564
Sales of Performance Products ('000 tonnes)(e)	1,017	506	785	1,138	1,003	704	985	1,094

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$926	$806	$917	$820	$698	$619	$763	$745
Cost of Goods Sold	775	751	929	839	804	702	745	723
Gross Margin	$151	$55	$(12)	$(19)	$(106)	$(83)	$18	$22
Notable Items Included in Gross Margin	—	(9)	(5)	(7)	(16)	(5)	(8)	—
Adjusted Gross Margin(b)	$151	$64	$(7)	$(12)	$(90)	$(78)	$26	$22

SG&A	13	7	7	9	11	9	10	12
Other operating (income) expense(r)	55	4	374	42	595	15	67	125

Operating Earnings	$83	$44	$(393)	$(70)	$(712)	$(107)	$(59)	$(115)
Plus: Depreciation, Depletion and Amortization	101	103	105	109	113	114	113	108
Plus: Accretion Expense	8	12	10	12	12	13	11	12
Plus: Foreign Exchange Gain (Loss)	7	2	(2)	4	(2)	14	2	1
Plus: Other Income (Expense)	—	1	—	12	—	5	—	4
Less: Earnings (loss) from Consolidated Noncontrolling Interests	(1)	1	5	5	(29)	—	—	2
Plus: Notables Items	41	7	371	6	593	(11)	57	110
Adjusted EBITDA(b)	$241	$168	$86	$68	$33	$28	$124	$118

Capital expenditures	$119	$120	$122	$124	$179	$138	$122	$115
Gross Margin $ / tonne of finished product	$81	$31	$(7)	$(10)	$(52)	$(43)	$7	$11
Adjusted Gross Margin $ / tonne of finished product	$81	$36	$(5)	$(6)	$(45)	$(41)	$12	$11
Gross margin as a percent of sales	16%	7%	(1)%	(2)%	(15)%	(13)%	2%	3%

Freight included in finished goods (in millions)	$86	$74	$91	$86	$94	$76	$86	$85
Idle/Turnaround costs (excluding notable items)	$47	$37	$43	$18	$39	$35	$13	$25

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,059	1,141	1,275	1,310	1,276	1,332	1,166	1,134
Performance & other products(f)	705	539	766	769	608	486	957	822
Other products(i)	112	109	144	114	127	101	112	108
Total Finished Product(d)	1,876	1,790	2,184	2,194	2,011	1,919	2,235	2,064

DAP selling price (fob plant)(t)	$416	$373	$345	$310	$266	$274	$287	$307
Average finished product selling price (destination)(g)	$479	$442	$398	$355	$329	$317	$338	$354

Production Volumes ('000 tonnes)
Total tonnes produced(h)	2,117	1,992	2,050	2,111	1,924	1,861	2,117	2,038
Operating Rate	87%	82%	85%	87%	79%	75%	85%	82%

Raw Materials
Ammonia used in production	$328	$299	$300	$308	$272	$276	$309	$311
% manufactured ammonia used in production	15%	16%	20%	15%	4%	17%	19%	23%
Sulfur used in production	$939	$925	$951	$985	$886	$816	$966	$907
% prilled sulfur used in production	12%	13%	17%	16%	14%	13%	17%	14%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$343	$352	$337	$306	$305	$309	$289	$273
Sulfur (long ton)(k)	$149	$153	$138	$119	$104	$78	$76	$86
Blended rock	$59	$61	$63	$65	$61	$62	$61	$60

Phosphate cash conversion costs, production / tonne(w)	$59	$62	$65	$63	$62	$65	$58	$63
Cash costs of U.S. mined rock/production tonne(x)	$41	$41	$39	$39	$38	$35	$35	$39

ARO cash spending (in millions)	$19	$18	$26	$29	$24	$21	$26	$28

MWSPC equity earnings (loss)	$(1)	$(1)	$(12)	$(23)	$(26)	$(21)	$(31)	$(34)

MWSPC total sales tonnes (DAP/MAP/NPK)	—	—	481	505	623	546	487	565

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$592	$504	$599	$616	$395	$442	$555	$464
Cost of Goods Sold	390	318	418	458	303	333	424	356
Gross Margin	$202	$186	$181	$158	$92	$109	$131	$108
Notable Items Included in Gross Margin	—	—	—	(12)	(22)	(22)	(22)	(19)
Adjusted Gross Margin(b)	$202	$186	$181	$170	$114	$131	$153	$127

SG&A	10	6	5	6	6	5	6	6
Other operating (income) expense(p)	43	4	2	4	538	10	1	15

Operating Earnings	$149	$176	$174	$148	$(452)	$94	$124	$87
Plus: Depreciation, Depletion and Amortization	80	78	79	63	76	70	70	69
Plus: Accretion Expense	1	1	1	3	2	2	3	2
Plus: Foreign Exchange Gain (Loss)	(86)	37	26	(20)	27	(150)	66	34
Plus: Other Income (Expense)	1	1	—	1	—	1	2	1
Plus: Notable Items	125	(37)	(26)	20	506	158	(66)	(24)
Adjusted EBITDA(b)	$270	$256	$254	$215	$159	$175	$199	$169

Capital expenditures	$148	$140	$130	$153	$117	$98	$111	$119
Gross Margin $ / tonne of finished product	$88	$100	$84	$68	$61	$57	$51	$48
Adjusted Gross Margin $ / tonne of finished product	$88	$100	$84	$73	$76	$69	$60	$56
Gross margin as a percent of sales	34%	37%	30%	26%	23%	25%	24%	23%

Supplemental Cost Information
Canadian resource taxes	$59	$47	$56	$58	$13	$32	$52	$26
Royalties	$12	$11	$11	$9	$7	$10	$9	$8
Brine inflow expenses(s)	$39	$36	$36	$32	$33	$33	$26	$28
Freight(l)	$71	$53	$68	$79	$62	$74	$85	$73
Idle/Turnaround costs (excluding notable items)	$13	$11	$25	$49	$40	$3	$—	$15

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	2,143	1,729	1,919	2,099	1,313	1,709	2,282	2,030
Performance & other products(m)	144	118	231	210	173	177	264	223
Other products(i)	14	13	14	11	13	13	12	11
Total Finished Product(d)	2,301	1,861	2,163	2,321	1,499	1,899	2,559	2,264

Crop Nutrients North America	859	543	761	906	625	832	977	837
Crop Nutrients International	1,300	1,171	1,277	1,283	745	947	1,447	1,327
Non-Agricultural	142	147	125	132	129	120	135	100
Total Finished Product(d)	2,301	1,861	2,163	2,321	1,499	1,899	2,559	2,264

MOP selling price (fob mine)(u)	$231	$243	$246	$235	$224	$200	$180	$170
Average finished product selling price (destination)(g)	$257	$271	$277	$266	$264	$233	$217	$205

Production Volumes ('000 tonnes)
Production Volume	2,593	2,254	2,180	1,771	1,663	2,068	2,198	2,111
Operating Rate	99%	86%	83%	67%	63%	85%	91%	87%

MOP cash costs of production including brine / production tonne(n)	$58	$68	$60	$61	$56	$57	$56	$52

MOP cash costs of brine management / production tonne	$31	$28	$28	$24	$21	$21	$15	$16
ARO cash spending (in millions)	$2	$—	$2	$1	$3	$1	$2	$2

Average CAD / USD	$1.322	$1.329	$1.338	$1.320	$1.320	$1.390	$1.387	$1.333

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$969	$698	$833	$1,388	$864	$731	$787	$1,140
Cost of Goods Sold	851	646	798	1,256	794	665	686	963
Gross Margin	$118	$52	$35	$132	$70	$66	$101	$177
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$118	$52	$35	$132	$70	$66	$101	$177

SG&A	24	22	22	23	34	24	19	17
Other operating (income) expense	9	3	11	11	31	13	5	16

Operating Earnings	$85	$27	$2	$98	$5	$29	$77	$144
Plus: Depreciation, Depletion and Amortization	49	32	32	34	38	28	27	25
Plus: Accretion Expense	2	2	2	1	3	3	3	3
Plus: Foreign Exchange Gain (Loss)	(2)	(9)	(3)	(39)	7	(81)	(27)	(3)
Plus: Other Income (Expense)	1	(2)	(2)	(2)	(2)	(1)	(2)	(1)
Less: Earnings from Consolidated Noncontrolling Interests	2	—	—	1	1	—	—	1
Plus: Notable Items	5	12	7	35	28	90	31	14
Adjusted EBITDA(b)	$138	$62	$38	$126	$78	$68	$109	$181

Capital expenditures	$61	$53	$41	$43	$46	$25	$20	$28
Gross Margin $ / tonne of finished product	$56	$34	$17	$39	$32	$32	$39	$49
Adjusted Gross Margin $ / tonne of finished product	$56	$34	$17	$39	$32	$32	$39	$49
Gross margin as a percent of sales	12%	8%	4%	10%	8%	9%	13%	16%
Idle/Turnaround costs (excluding notable items)	$6	$15	$36	$28	$16	$4	$36	7

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	570	412	763	846	584	699	1,161	1,343
Potash produced in Brazil	75	72	81	88	87	75	71	85
Purchased nutrients for distribution(q)	1,463	1,044	1,257	2,490	1,521	1,303	1,326	2,160
Total Finished Product	2,108	1,528	2,101	3,424	2,192	2,077	2,558	3,588

Sales of Performance Products ('000 tonnes)(e)	277	93	220	490	340	150	301	518

Brazil MAP price (Brazil production delivered price to third party)	$529	$483	$446	$406	$365	$330	$314	$366
Average finished product selling price (destination)(g)	$460	$457	$396	$405	$394	$352	$308	$318

Production Volumes ('000 tonnes)
MAP	263	249	73	198	275	289	306	284
TSP	178	157	132	45	102	107	126	135
SSP	380	296	280	263	341	279	331	335
DCP	105	107	86	113	105	128	140	125
NPK	—	—	8	41	29	45	61	37
Total phosphate tonnes produced	926	809	579	660	852	848	964	916
MOP	93	80	108	105	134	106	113	109

Phosphate operating rate	82%	72%	56%	62%	79%	77%	88%	83%
Potash operating rate	55%	48%	64%	62%	79%	77%	67%	64%

Realized Costs ($/tonne)
Ammonia/tonne	$404	$410	$378	$375	$332	$352	$327	$329

Sulfur (long ton)	$199	$213	$196	$178	$150	$117	$100	$107
Blended rock	$97	$102	$106	$103	$94	$75	$67	$65

Purchases ('000 tonnes)
DAP/MAP from Mosaic	156	162	301	201	176	154	193	82
MicroEssentials® from Mosaic	90	202	356	294	83	117	407	373
Potash from Mosaic/Canpotex	361	452	558	868	192	293	708	622

Phosphate cash conversion costs in BRL, production / tonne(w)		R$285	R$379	R$351	R$289	R$309	R$265	R$302
Potash cash conversion costs in BRL, production / tonne		R$516	R$613	R$665	R$552	R$589	R$661	R$810
Mined rock costs in BRL, cash produced / tonne		R$344	R$336	R$299	R$342	R$312	R$314	R$324
ARO cash spending (in millions)	$3	$4	$2	$2	$3	$1	$3	$4

Average BRL / USD	$3.804	$3.771	$3.920	$3.969	$4.115	$4.451	$5.376	$5.373

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$34	$(108)	$(172)	$(71)	$119	$6	$(60)	$33
Cost of Goods Sold	39	(125)	(195)	(80)	95	57	(67)	(15)
Gross Margin (Loss)	$(5)	$17	$23	$9	$24	$(51)	$7	$48
Notable items Included in Gross Margin	2	25	7	(7)	15	(51)	9	25
Adjusted Gross Margin (Loss)(b)	$(7)	$(8)	$16	$16	$9	$—	$(2)	$23

SG&A	43	59	44	40	54	30	60	63
Other operating (income) expense	11	3	4	5	6	1	3	3

Operating Earnings (Loss)	$(59)	$(45)	$(25)	$(36)	$(36)	$(82)	$(56)	$(18)
Plus: Depreciation, Depletion and Amortization	5	5	5	5	6	5	5	4
Plus: Share-Based Compensation Expense	2	15	7	2	5	(10)	8	7
Plus: Foreign Exchange Gain (Loss)	2	(7)	—	1	(1)	3	(7)	(26)
Plus: Other Income (Expense)	(2)	(2)	(2)	(2)	(1)	—	4	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(2)	(2)	(2)	(2)	(2)	(1)	(1)	(2)
Plus: Notable Items	5	(24)	(5)	8	(14)	48	(2)	1
Adjusted EBITDA(b)	$(45)	$(56)	$(18)	$(20)	$(43)	$(37)	$(49)	$(30)

Elimination of profit in inventory income (loss) included in COGS	$(7)	$(12)	$13	$28	$9	$2	$(13)	$14
Unrealized gain (loss) on derivatives included in COGS	$2	$25	$7	$(6)	$15	$(51)	$9	$24

Operating Data

Sales volumes ('000 tonnes)	438	249	333	348	538	223	501	648

Sales of Performance Products ('000 tonnes)	33	17	36	20	36	27	32	21

Average finished product selling price (destination)(g)	$431	$372	$399	$385	$398	$343	$321	$310

Purchases ('000 tonnes)
DAP/MAP from Mosaic	47	98	52	89	50	—	—	—
MicroEssentials® from Mosaic	44	38	15	—	22	—	—	11
Potash from Mosaic/Canpotex	278	257	253	180	153	367	404	253

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q3 2020
Description	Segment	Line Item	Amount (in millions)		Tax Effect(v) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$6		$(2)	$0.01
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	25		(10)	0.03
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(8)		3	(0.01)
Accelerated depreciation	Potash	Cost of goods sold	(19)	-94	7	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(11)		4	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(6)		2	(0.01)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	6		(2)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—		(2)	(0.01)
ARO adjustment	Phosphates	Other operating income (expense)	(73)		28	(0.12)
Tax Rate Adjustment	Consolidated	(Provision for) benefit from income taxes	—		(14)	(0.04)
ARO adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)		1	—
New Wales environmental reserve	Phosphates	Other operating income (expense)	(35)		14	(0.05)
Integration costs	Consolidated	Other operating income (expense)	(7)		3	(0.01)
Total Notable Items			$(125)		$32	$(0.25)

Q2 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$34	$(15)	$0.05
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	9	(4)	0.01
Accelerated depreciation	Potash	Cost of goods sold	(22)	9	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(12)	5	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(7)	3	(0.01)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	3	(1)	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	3	0.01
Government mandated mine shutdown	Phosphates	Cost of goods sold	(8)	3	(0.01)
Legal settlement	Potash	Other operating income (expense)	7	(3)	0.01
Write-down of assets	Mosaic Fertilizantes	Other operating income (expense)	(4)	2	(0.01)
ARO adjustment - closed facilities	Phosphates	Other operating income (expense)	(50)	22	(0.07)
Tax Rate Change	Consolidated	(Provision for) benefit from income taxes	—	32	0.08
Total Notable Items			$(50)	$56	$0.01

Q1 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(214)	$70	$(0.38)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(51)	17	(0.09)
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(9)	3	(0.02)
Accelerated depreciation	Potash	Cost of goods sold	(22)	7	(0.03)
Close facility costs	Phosphates	Other operating income (expense)	(8)	2	(0.02)
Close facility costs	Potash	Other operating income (expense)	(8)	3	(0.02)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	5	(2)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	28	0.08
Government mandated mine shutdown	Phosphates	Cost of goods sold	(5)	2	(0.01)
Total Notable Items			$(312)	$130	$(0.48)

Q4 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$31	$(18)	$0.03
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	15	(9)	0.01
Louisiana gypstack costs	Phosphates	Cost of goods sold	(2)	1	—
Plant City closure costs	Phosphates	Other operating income (expense)	13	—	0.03
ARO adjustment	Phosphates	Other operating income (expense)	1	(1)	—
Miski Mayo flood insurance proceeds	Phosphates	Other operating income (expense)	—	—	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(41)	(0.11)
Accelerated depreciation	Potash	Cost of goods sold	(22)	17	(0.01)
ARO adjustment	Potash	Other operating income (expense)	(3)	2	—
Asset write-off	Mosaic Fertilizantes	Other operating income (expense)	(4)	3	—
Goodwill impairment	Phosphates	Other operating income (expense)	(589)	80	(1.34)
Inventory lower of cost or market	Phosphates	Cost of goods sold	(14)	9	(0.01)
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(31)	19	(0.03)
Colonsay write-off	Potash	Restructuring and other (expense)	(530)	263	(0.71)
Total Notable Items			$(1,135)	$325	$(2.14)
Note: The tax effect of Plant City closure costs includes an income tax component of 23.7%, the goodwill impairment includes an income tax component of 13.5% and the Colonsay write-off includes an income tax component of 49.7%, which are calculated at the rate specific to those earnings.

Q3 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(54)	$16	$(0.10)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(7)	2	(0.01)
Louisiana gypstack costs	Phosphates	Cost of goods sold	(7)	2	(0.01)
Integration costs	Corporate and Other	Other operating income (expense)	(2)	1	—
Plant City closure costs	Phosphates	Other operating income (expense)	15	(4)	0.03
ARO adjustment	Phosphates	Other operating income (expense)	(31)	9	(0.06)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(16)	(0.05)
ARO adjustment	Mosaic Fertilizantes	Other operating income (expense)	4	(1)	0.01
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	13	(4)	0.02
Accelerated depreciation	Potash	Cost of goods sold	(12)	4	(0.02)
Total Notable Items			$(81)	$9	$(0.19)
Note: The tax effect of Plant City closure costs includes an income tax component of 22.9%, which is calculated at the rate specific to those earnings.

Q2 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$21	$(5)	$0.04
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	7	(2)	0.01
Louisiana gypstack costs	Phosphates	Cost of goods sold	(5)	1	(0.01)
Integration costs	Corporate and Other	Other operating income (expense)	(3)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(4)	1	(0.01)
Earn-out obligation	Corporate and Other	Other operating income (expense)	1	—	—
Plant City closure costs	Phosphates	Other operating income (expense)	(369)	85	(0.73)
ARO adjustment	Phosphates	Other operating income (expense)	(3)	1	(0.01)
Miski Mayo flood insurance proceeds	Phosphates	Other operating income (expense)	8	(2)	0.02
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(10)	(0.02)
Total Notable Items			$(347)	$70	$(0.72)
Note: The tax effect of Plant City closure costs includes an income tax component of 22.9%, which is calculated at the rate specific to those earnings.

Q1 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$23	$(6)	$0.05
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	25	(7)	0.05
Louisiana gypstack costs	Phosphates	Cost of goods sold	(9)	2	(0.02)
Integration costs	Corporate and Other	Other operating income (expense)	(5)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Earn-out obligation	Corporate and Other	Other operating income (expense)	11	—	0.03
Total Notable Items			$42	$(9)	$0.09

Q4 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(79)	$11	$(0.17)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	—	—
Integration costs	Corporate and Other	Other operating income (expense)	(6)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(3)	—	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(33)	(0.09)
Earn-out obligation	Corporate and Other	Other operating income (expense)	(3)	—	(0.01)
ARO adjustment	Phosphates	Other operating income (expense)	(30)	4	(0.06)
Asset write-off	Phosphates	Other operating income (expense)	(18)	3	(0.04)
Asset write-off	Potash	Other operating income (expense)	(39)	5	(0.09)
Total Notable Items			$(176)	$(9)	$(0.48)

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag and Aspire sales tonnes.
(f)Includes MicroEssentials and performance products.
(g)Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Includes phosphate and potash crop nutrients and animal feed ingredients.
(p)Includes $530 million related to the Colonsay write-off in Q4 of 2019.
(q)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(r)Inlcudes a loss of $369 million related to costs for the permanent closure of Plant City in Q2 2019 and $589 million related to the goodwill impairment in Q4 of 2019.
(s)Starting in Q3 2019, includes approximately $6 million per quarter of accelerated depreciation included as a notable item.
(t)Includes intercompany sales.
(u)Includes industrial and feed sales.
(v)Tax impact is based on our expected annual effective tax rate.
(w)Total production costs less depreciation, accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(x)Total production cost less depreciation, accretion and idle and turnaround costs divided by the sum of total metric tonnes of rock produced in the period.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Consolidated Net Income (Loss)	$112	$131	$(233)	$(44)	$(921)	$(203)	$47	$(6)
Less: Consolidated Interest Expense, Net	(31)	(47)	(46)	(43)	(47)	(41)	(49)	(43)
Plus: Consolidated Depreciation, Depletion & Amortization	235	218	221	211	233	217	215	206
Plus: Accretion Expense	11	15	13	16	17	17	17	17
Plus: Share-Based Compensation Expense (Benefit)	2	15	7	2	5	(10)	8	7
Plus: Consolidated Provision for (Benefit from) Income Taxes	33	46	(52)	69	(289)	(133)	(3)	38
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	(1)	—	(11)	(23)	(25)	(20)	(30)	(32)
Plus: Notable Items	176	(42)	347	69	1,113	285	20	101
Consolidated Adjusted EBITDA	$604	$430	$360	$389	$227	$234	$383	$438

Segment Adjusted EBITDA

Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.